December 7, 2018

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE SANDS CAPITAL EMERGING MARKETS GROWTH FUND

Supplement to the Statement of Additional Information dated July 30, 2018

In the section “Disclosure of Portfolio Holdings,” under the heading “Other portfolio holdings disclosure policies of the Funds,” the third and fourth bullets are deleted and replaced with the following:

•
The Sands Capital Emerging Markets Growth Fund provides its full holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least thirty days after quarter end.

•
The Sands Capital Emerging Markets Growth Fund provides its top five holdings on its publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-SAI-S17-1812